Exhibit 99.1

Certification of Chief Executive Officer Pursuant to

18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of DQE, Inc. for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Morgan K. O’Brien, as President and Chief Executive Officer of DQE, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DQE, Inc.

WITNESS the due execution hereof this 20th day of March, 2003.

/s/ Morgan K. O’Brien
Morgan K. O’Brien President and Chief ExecutiveOfficer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by DQE, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Certification of Principal Financial Officer Pursuant to

18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of DQE, Inc. for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Stevan R. Schott, as Vice President and Controller of DQE, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(3)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DQE, Inc.

WITNESS the due execution hereof this 20th day of March, 2003.

/s/ Stevan R. Schott
Stevan R. Schott Vice President and Controller (Principal Financial Officer)

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by DQE, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.